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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 1, 2003
(Date of earliest event reported)

TANNING TECHNOLOGY CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-26795 (Commission File No.)	84-1381662 (I.R.S. Employer Identification No.)

4600 South Syracuse Street, Suite 300, Denver, CO 80237
(Address of Principal Executive Offices) (Zip Code)

(303) 220-9944
(Registrant's telephone number, including area code)

Item 9. Regulation FD Disclosure (Item 12. Disclosure of Results of Operations and Financial Condition)

        On May 1, 2003, Tanning Technology Corporation (the "Company") issued a press release announcing financial results for the quarter ended March 31, 2003. A copy of the May 1 press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

        The information contained in this report on Form 8-K is being furnished pursuant to Item 12, Disclosure of Results of Operations and Financial Condition, under Item 9 as directed by the Securities and Exchange Commission in Release No. 34-47583 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TANNING TECHNOLOGY CORPORATION
Date: May 1, 2003	By:	/s/ KATHERINE L. SCHERPING Katherine L. Scherping Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Exhibit Description
99.1	Press release dated May 1, 2003 announcing Tanning Technology Corporation's financial results for the first quarter of 2003

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  Item 9. Regulation FD Disclosure (Item 12. Disclosure of Results of Operations and Financial Condition)
SIGNATURES
EXHIBIT INDEX